                      REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("REGISTRATION RIGHTS AGREEMENT"), entered into as of June 5, 1997, between ___________________ with an address at ________________ (the "PURCHASER"), and Cortex Pharmaceuticals, Inc., a Delaware corporation, with its principal office at 15241 Barranca Parkway, Irvine, California 92618 (the "COMPANY").

                           W I T N E S S E T H:

     WHEREAS, pursuant to a Convertible Securities Subscription Agreement, dated as of June 5, 1997 (the "SUBSCRIPTION AGREEMENT"), by and between the Company and the Purchaser, the Company has agreed to sell and the Purchaser has agreed to purchase (a) ______________ shares of Series A Convertible Preferred Stock, 0.001 par value (the "PREFERRED STOCK") of the Company, convertible into shares of Common Stock, par value $0.001 per share (the "COMMON STOCK") and conferring upon the holder the right, under certain circumstances, to purchase additional shares of Common Stock (the "ADDITIONAL COMMON STOCK") and (b) warrants to purchase _______________ shares of Common Stock (the "WARRANTS"). The shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "UNDERLYING STOCK", and the Common Stock issuable upon the exercise of the Warrants are referred to as the "WARRANT STOCK." The Additional Common Stock, the Underlying Stock and the Warrant Stock are referred to herein as the "SHARES".

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchaser s agreement to enter into the Subscription Agreement, the Company has agreed to provide the Purchaser with certain registration rights with respect to the Shares;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, the Company and the Purchaser agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings. Other terms used herein which are defined in the Subscription Agreement shall have the same meanings herein as are set forth for such terms in the Subscription Agreement.

     "CERTIFICATE OF DESIGNATION" shall mean the Certificate of Designation of Rights, Preferences and Privileges of Series A Convertible Preferred Stock which sets forth the rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted in shares of Common Stock.

     "COMMISSION" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "HOLDER" shall include the Purchaser and any transferee of Preferred Stock, Warrants, Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 14 of this Registration Rights Agreement.

     The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" shall mean: (i) Shares; (ii) any securities into which or for which any such Shares shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger; and
(iii) any securities issued with respect to any of the foregoing pursuant to a stock split or stock dividend.

       "REGISTRATION EXPENSES" shall mean all expenses to be incurred by the Company in connection with the Purchaser's exercise of its registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "REGISTRATION STATEMENT" shall have the meaning set forth in Section 2(a) herein.

     "REGULATION D" shall mean Regulation D promulgated under the Securities Act, as amended from time to time.

    "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

    "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions, if any, applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holder not described within "Registration Expenses."

    2. REGISTRATION REQUIREMENTS. The Company shall file, as promptly as possible and in any event by the twenty-fifth (25th) calendar day after the First Closing Date, and use its best efforts to cause to become effective, as promptly as possible and in any event by the seventy-fifth (75th) calendar day after the First Closing Date, a registration statement on Form SB-2 under the Securities Act or, if Form SB-2 is not then available, on another appropriate form covering the resale of the Registrable Securities, and shall take all action necessary to qualify the Registrable Securities under state "blue sky" laws as hereinafter provided. The Company shall use its diligent best efforts to effect the registrations contemplated by the foregoing (including, without limitation, the execution of an undertaking to file amendments and post-effective amendments, appropriate qualification under and compliance with applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) and as would permit or facilitate the sale and distribution of all the Registrable Securities in all states reasonably requested by the Holder for purposes of maximizing the proceeds realizable by the Holder, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation in any jurisdiction in which it is not otherwise required to be so qualified, except the State of New York (if required in order to satisfy New York blue sky laws), from such sale and distribution. Such best efforts by the Company shall include, without limitation, the following:

        (a) The Company shall file (i) registration statements with the Commission pursuant to Rule 415 under the Securities Act on Form SB-2 under the Securities Act and the Company shall use its best efforts to qualify for the use of such Form (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act) covering all of the Registrable Securities so to be registered (each, a "REGISTRATION STATEMENT"); (ii) such blue sky filings as shall be reasonably requested to permit such sales, PROVIDED, HOWEVER, that the Company shall not be required to register the Registrable Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or require the Company to qualify to do business in any jurisdiction where it is not then so qualified; and (iii) required filings with the National Association of Securities Dealers, Inc. ("NASD") or exchange where the Shares are traded; all as soon as practicable after the date hereof. The Company shall use its best efforts to have the Registration Statement and other filings declared effective as soon thereafter as may be practicable.

        (b) At least two (2) business days prior to the anticipated filing thereof with the SEC, the Company shall make available for inspection and review by the Holder, a representative or representatives of the Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holder or underwriter, any such registration statement or amendment or supplement or any blue sky, NASD or other filing, all financial and other records, pertinent corporate documents and properties of the Company as they may reasonably request for the purpose, and cause the Company s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that the Holder shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by the Holder and that the Holder will use reasonable efforts to cause its representatives and such other persons so to keep such information confidential, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Registration Rights Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, (iv) such information becomes available to any such person from a source other than the Company and such source, to the knowledge of such persons, is not bound by a confidentiality agreement with the Company, or
(v) such information was known to or is developed by such persons without reference to such confidential information of the Company.

    3. MULTIPLE HOLDERS. If there is more than one Holder, such Holders shall act with respect to their rights under this Registration Rights Agreement according to the vote of a majority-in-interest based on the number of Registrable Securities held.

    4. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder.

    5. REGISTRATION DELAY OR FAILURE. The Company acknowledges that its failure to register the Registrable Securities in accordance with the Subscription Agreement and this Registration Rights Agreement will cause the Holder to suffer damages and undertake risks in amounts that will be difficult to ascertain and were not anticipated in negotiating the terms hereof or of the Subscription Agreement, the Certificate of Designation, the Preferred Shares or the Warrants. Accordingly, the parties agree that it is appropriate to include herein a provision for liquidated damages and to compensate the Holder fairly for the additional risk undertaken by the Holder resulting from the Company s delay or failure to effect such registrations. The parties acknowledge and agree that the provisions hereinafter set forth in this Section 5 represent the parties good faith effort to quantify such damages and to compensate for such additional risk and, as such, agree that the form and amount of damages and risk compensation are reasonable and will not constitute a penalty.

       (a) If the Registration Statement covering the resale of the Shares is not declared effective by the SEC by the seventy-fifth (75th) calendar day after the First Closing Date, then the Applicable X Conversion Rate and the Applicable Y Conversion Rate (each as defined in the Certificate of Designation) used in determining the Conversion Rate (as defined in the Certificate of Designation) shall be reduced, commencing on the seventy-sixth calendar day after the First Closing Date, by two (2) percentage points (up to a maximum of five (5) percentage points) for each month or partial month that elapses from such date until such Registration Statement is declared effective, and the Conversion Rate as so reduced shall then and thereafter be applicable to and upon the conversion of any shares of such Preferred Stock, in lieu and in place of the Conversion Rate provided in the Certificate of Designation

       (b) If such Registration Statement still has not become effective by the 180th calendar day following the First Closing Date, then, at the Holder's option exercised at any time thereafter, the Company shall redeem all or any portion of the Holder's shares of Preferred Stock in accordance with the procedures set forth in Section 13 of the Certificate of Designation, at a price per share equal to 125% of the Designated Value (as defined in the Certificate of Designation).

    6. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Holder advised in writing as to initiation of each registration and as to the completion thereof. At the Company's expense, the Company will use its best efforts to:

        (a) Keep such registration effective for the period ending (i) on the third anniversary of the First Closing Date, (ii) when the Holder has completed the distribution of the Registrable Securities described in the registration statement relating thereto, or (iii) the date on which the Registrable Securities are salable pursuant to Rule 144(k) promulgated under the Securities Act, whichever first occurs.

         (b) Promptly notify the Holder in writing by telecopier of any stop order, injunction or other order or requirement of the SEC or any other governmental agency is issued which suspends the effectiveness of any such registration.

        (c) Promptly furnish such number of prospectuses and other documents incident thereto as the Holder from time to time may reasonably request.

        (d) Promptly notify the Holder in writing by telecopier if any registration statement with respect to any Registrable Securities is no longer current or includes an untrue statement of material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

    7.   INDEMNIFICATION.

        (a) COMPANY INDEMNITY. The Company will indemnify the Holder, each of its officers, directors and partners, and each person controlling the Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any registration effected pursuant to this Registration Rights Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; PROVIDED that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) based upon written information furnished to the Company by the Holder and stated to be specifically for use therein. The indemnity agreement contained in this
Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

        (b) HOLDER INDEMNITY. The Holder severally and not jointly with any other Holders will, if Registrable Securities held by it are included in a registration statement effected pursuant to this Registration Rights Agreement, indemnify the Company, each of its directors, officers, partners, each person who controls the Company within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any registration of Registrable Securities pursuant to this Registration Rights Agreement, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other Holders and their directors, officers and partners or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of the Holder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). Notwithstanding anything to the contrary in this Section 7, the Holder's liability under this Section 7(b) with respect to any particular registration shall be limited to an amount equal to the proceeds received by the Holder from the Registrable Securities sold by the Holder in such registration.

        (c)  PROCEDURE.  Each party entitled to indemnification under this
Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Parties (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is actually prejudiced by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Parties, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as any Indemnifying Party may reasonably request in writing.

    8. CONTRIBUTION. If the indemnification provided for in Section 7 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying the Indemnified Parties, shall contribute to the amount paid or payable by such Indemnified Parties as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Parties on the other hand from the registration of the Registrable Securities, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Indemnified Parties, on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

    The relative benefits received by the Company on the one hand and the Indemnified Parties, on the other hand shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the shares of Preferred Stock, the Warrants and the Additional Common Stock by the Company pursuant to the Subscription Agreement bear to the gain realized by the Holder in connection with the sale of Registrable Securities by the Holder pursuant to the registration. The relative fault of the Company on the one hand and of the Holder, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company by the Holder.

    In no event shall the obligation of any Indemnifying Party to contribute under this Section 8 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

    The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Indemnified Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    9. SURVIVAL. The indemnity and contribution agreements contained in Sections 7 and 8 shall remain operative and in full force and effect regardless of (i) any termination of the Subscription Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company or (iii) the consummation of the sale or successive resales of the Registrable Securities.

    10. INFORMATION BY HOLDER AND ANY UNDERWRITERS. The Holder shall furnish to the Company, within five (5) business days of the Company s request therefor, such information regarding the Holder or underwriters, as the case may be, and the distribution proposed by such Holder or underwriters as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement.

    11. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights granted to the Purchaser by the Company under this Registration Rights Agreement, to cause the Company to register Registrable Securities, may be transferred or assigned, as the case may be, to a transferee or assignee of any of the shares of Preferred Stock, any Warrants, or the Additional Common Stock PROVIDED that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and PROVIDED, FURTHER, that the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and PROVIDED, FURTHER, that the transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.

    12. RULE 144 REQUIREMENTS. The Company shall make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than two (2) consecutive years, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

    13.  MISCELLANEOUS.

        (a) ENTIRE AGREEMENT; COUNTERPARTS. This Registration Rights Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof, and may not be modified or terminated except by a written agreement signed by the Company and the Holders of at least a majority of the Registrable Securities. This Registration Rights Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

        (b) NOTICES. Unless otherwise provided herein, notices and other deliveries to be made hereunder shall be made by hand or by registered or certified mail (return receipt requested and postage and charges prepaid), by a nationally recognized overnight courier (charges prepaid), or by telecopier (in which case a copy shall also be sent by nationally recognized overnight courier). Such notices and other deliveries shall be addressed, in the case of the Company, to the Company at its principal place of business, at 15241 Barranca Parkway, Irvine, California 92618, telecopier (714-727-3657),
Attention: President, and in the case of any Holder, at the address of such Holder appearing on the signature page hereto or, if no such address appears or is so given, at the last known address of such Holder, or at such other address as the recipient shall have provided for notices in writing. Such notices and other deliveries shall be deemed delivered and received, if made by hand or telecopier on the date given, if made by overnight courier, on the next business day after the date deposited with such courier with instructions and prepayment for next day delivery, and if sent by registered or certified mail, on the third business day following the mailing thereof.

        (c) GOVERNING LAW; CONSENT OF JURISDICTION. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. Each of the Company and the Purchaser (i) hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Registration Rights Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party via certified mail to the address in effect for notices to it under this Registration Rights Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

        (d) HEADINGS. The headings used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

        (e) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (f) REMEDIES. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Registration Rights Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (g) REGISTRABLE SECURITIES HELD BY THE Company. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this Agreement, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders.

        (h) TERM. The agreements of the Company contained in this Agreement shall continue in full force and effect so long as any Holder holds any Registrable Securities.

        (i) NO INCONSISTENT AGREEMENTS. The Company has not previously entered into any agreement with respect to its Common Stock granting any registration rights to any Person inconsistent with this Agreement, and will not on or after the date of this Agreement enter into any agreement with respect to its securities which grants demand registration rights inconsistent with this Agreement to anyone or which is inconsistent with the rights granted to the Holders of Registrable Securities in this Registration Rights Agreement or otherwise conflicts with the provisions hereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                PURCHASER:


                                [_______________________________]



                                By:______________________________

                                Name:
                                Title:



                                COMPANY:


                                Notice Address:
                                Telephone:_________________________
                                Telecopier:________________________

                                Attn.:


                                CORTEX PHARMACEUTICALS, INC.,
                                a Delaware corporation


                                By:________________________________
                                Name:______________________________

                                Title: